PART B

STATEMENT OF ADDITIONAL INFORMATION

TRUST FOR CREDIT UNIONS

4400 Computer Drive

Westborough, MA 01581

• Money Market Portfolio

Investor Shares (TCVXX)*

This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectus dated December 29, 2014 (the “Prospectus”), relating to the offering of Investor Shares of the Money Market Portfolio (the “Portfolio”). A copy of the Prospectus may be obtained without charge from Trust for Credit Unions at (800) DIAL TCU (800-342-5828) or Callahan Financial Services, Inc. at (800) 237-5678.

The audited financial statements and related report of Tait, Weller & Baker LLP, an independent registered public accounting firm, for the fiscal period ended August 31, 2013 for the Portfolio contained in the 2013 annual report is incorporated herein by reference in the section “Financial Statements.” Information in the financial statements for periods prior to the fiscal year ended August 31, 2011 was audited by the Portfolio’s former independent registered public accounting firm. The annual report may be obtained by writing to the address above or calling the toll-free numbers above. No other portions of the Portfolio’s annual report are incorporated herein by reference.

The date of this SAI is December 29, 2014, as revised April 13, 2015.

*	The Money Market Portfolio suspended operations as of the close of business on May 30, 2014.

SHARES OF THE PORTFOLIO ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U. S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIO INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE PORTFOLIO SEEKS TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00 ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS.

INTRODUCTION

Trust for Credit Unions (the “Fund” or the “Trust”) is an open-end, diversified, management investment company (commonly known as a “mutual fund”) offered only to state and federally chartered credit unions. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. This SAI relates to the offering of the Investor Shares of the Fund’s Money Market Portfolio (the “Portfolio”). The Portfolio also offers one additional class of shares known as TCU Shares. TCU Shares are offered in a separate Prospectus and SAI. The Portfolio suspended operations effective as of the close of business on May 30, 2014.

The Fund was established under Massachusetts law by an Agreement and Declaration of Trust dated September 24, 1987, as most recently amended and restated on November 25, 2014 as a Third Amended and Restated Declaration of Trust (the “Declaration of Trust”). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, to designate such shares as interests in one or more separate series representing interests in separate investment portfolios, and to designate one or more classes of shares of such series. The Trustees have the right to establish investment portfolios and classes of shares in addition to those heretofore established. Investment in the Portfolio relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.

High Current Income. The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high-quality money market investments authorized under the Federal Credit Union Act.

Relative Stability of Principal. The Portfolio seeks to maintain its net asset value (“NAV”) per share at $1.00 (although there is no assurance that the Portfolio will be able to do so on a continuous basis).

Liquidity. Because the Portfolio’s shares may be redeemed upon request of a shareholder on any business day at NAV, the Portfolio offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain mortgage-related securities.

Experienced Professional Management. Successfully creating and managing a diversified portfolio of mortgage-related securities requires professionals with extensive experience. Members of the Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Advisor”) portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities. At September 30, 2014, GSAM had assets under supervision of $999.2 billion, including approximately $468.7 billion in fixed income assets. Assets under supervision includes assets under management and other client assets for which Goldman, Sachs & Co. (“Goldman Sachs”) does not have full discretion.

A Sophisticated Investment Process. The Portfolio’s investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. mortgage and other markets. GSAM’s portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.

In planning the Portfolio’s strategy, the managers are able to draw upon the economic and fixed income research resources of Goldman Sachs. They also have access to Goldman Sachs’ proprietary models. The portfolio managers may use these and other trading and hedging techniques in response to market and interest rate conditions. In particular, these and other evaluative tools help the portfolio managers select securities with investment characteristics they believe are desirable.

MANAGEMENT

The Declaration of Trust provides that, subject to its provisions, the Fund’s Board of Trustees shall have the power to conduct the business of the Fund and carry on its operations. The Declaration of Trust provides that: (a) the Trustees shall have full power and authority to take or refrain from taking any action, to execute all such contracts and instruments as they deem necessary, proper or desirable to promote the interests of the Fund, and to adopt such accounting and tax accounting practices as they consider appropriate for the Fund or any series or class of shares; (b) a Trustee shall be liable for his or her own bad faith, willful malfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office and shall not be liable for any act or omission or for neglect or wrongdoing; and (c) subject to the preceding clause, the Trustees are not responsible for any act or omission or neglect or wrongdoing of any officer, agent, employee, investment adviser, administrator, distributor, transfer agent, dealer or other independent contractor of the Trust or for any other action or failure to act.

The Trust’s Leadership Structure

The business and affairs of the Portfolio are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the Commonwealth of Massachusetts and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy, selecting the Trust’s service providers and overseeing their actions, and appointing officers of the Trust. The officers of the Trust conduct and supervise the Portfolio’s daily business operations.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Board is currently composed of eight Independent Trustees. The Board has selected Eugene A. O’Rourke, an Independent Trustee, to act as Chairman. Mr. O’Rourke’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. O’Rourke will consult with the other Independent Trustees and the Trust’s officers and legal counsel and legal counsel to the Independent Trustees, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel and counsel to the Independent Trustees, to assist the Trustees in performing their oversight responsibilities.

The Board has established six standing committees – Audit, Valuation, Dividend, Amortized Cost, Nominating and Product Development Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Information pertaining to the Trustees is set forth below.

Independent Trustees (1)

Name, Age and Address (1)	Position(s) Held with Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Rudolf J. Hanley Age: 71	Trustee	Since 2003	President and Chief Executive Officer, SchoolsFirst Federal Credit Union (September 1982-June 2014).	2	None

Name, Age and Address (1)	Position(s) Held with Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Stanley C. Hollen Age: 65	Trustee	Since 2007	President and Chief Executive Officer, Co-Op Financial Services (credit union-owned electronic funds transfer network and processor) (June 2005-Present); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002-June 2005).	2	None

Gary Oakland Age: 62	Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-2012).	2	None

Eugene A. O’Rourke Age: 69	Chairman and Trustee	Since 2007	Managing Director, O’Rourke & Associates (executive search and human resources consulting firm) (2006-Present), Chief Executive Officer (1980-2006); Director, RSM McGladrey Consultants (accounting and consulting to credit unions) (1974-2010); Executive Managing Director (1980-2005).	2	None

James F. Regan Age: 48	Vice Chairman and Trustee	Since 2013	President and Chief Executive Officer (since 2009); Vice President and Chief Financial Officer (1996-2008); Digital Federal Credit Union.	2	None

Julie A. Renderos Age: 39	Trustee	Since 2015	Executive Vice President/Chief Financial Officer (since 2012), Senior Vice President/Finance (2007-2012), Suncoast Credit Union.	2	None

Wendell A. Sebastian Age: 70	Trustee	Since 1989	Executive Director, National Credit Union Foundation (June 2010-2013); President and Chief Executive Officer, GTE Federal Credit Union (January 1998-December 2009).	2	None

Michael D. Steinberger Age: 37	Trustee	Since 2015	Associate Professor of Economics (since 2011), Assistant Professor of Economics (2004-2011) Pomona College; Dean (2011 to present), Associate Dean (2006-2011), Western CUNA Management School.	2	None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
(2)	Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.
(3)	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.
(4)	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust. Mr. Hanley spent decades as a credit union executive. Mr. Hollen has demonstrated leadership and management abilities as evidenced in his senior executive positions in the credit union industry. Mr. Oakland was an executive in various aspects of the credit union industry for over thirty years. Mr. O’Rourke brings over three decades of financial and accounting experience to the Board, in addition to senior executive-level management experience. Mr. Regan is currently a credit union executive and has nearly twenty years of experience in the credit union industry. Ms. Renderos has over twenty years of management experience in the financial services industry. Mr. Sebastian, an attorney by training, spent decades as a senior executive in various aspects of the credit union industry. Dr. Steinberger has over ten years of academic experience in economics and university administration, including positions with a rigorous program designed specifically for credit union management professionals.

Officers of the Fund

Information pertaining to the officers of the Fund is set forth below.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Jay E. Johnson, 47 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President and Treasurer	Since 2013 and 2008	Executive Vice President, CFS (December 2001- Present).

Jonathan K. Jeffreys, 36 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Vice President and Assistant Treasurer	Since 2008 and 2013	Vice President, CFS (June 2001-Present).

Mary Jo Reilly, 66 Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996	Secretary	Since 2008	Of Counsel (2014 –Present); Partner (1998 – 2014), Drinker Biddle & Reath LLP (law firm).

Colleen Cummings, 42 BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (formerly, PNC Global Investment Services (U.S.) Inc. (“PNC”)) 4400 Computer Drive Westborough, MA 01581	Assistant Treasurer	Since 2008	Vice President and Senior Director, Fund Accounting and Administration, BNYIS (formerly PNC) (January 2008-Present); Vice President and Director, PNC (2004-2007); Manager, PNC (1998-2004).

Nigel Linssen, 40 BNYIS 760 Moore Road King of Prussia, PA 19406	Assistant Secretary	Since 2011	Vice President and Counsel, Regulatory Administration, BNYIS (February 2011-Present); Attorney, Montgomery, McCracken, Walker & Rhoads, LLP (2007-2009).

(1)	Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

Beneficial Ownership of Portfolio Shares

Shares of the Portfolio are not currently offered for sale. Shares of the other Portfolios of the Fund are offered solely to state and federally chartered credit unions. For information about shares of the Fund owned by credit unions of which certain Trustees are officers, see “Description of Shares” below.

Standing Board Committees

The Board of Trustees has established six standing committees – Audit, Valuation, Dividend, Amortized Cost, Nominating and Product Development.

The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. In addition, the Audit Committee is responsible for monitoring the Board of Trustees’ governance practices and adherence to the Fund Governance Policy adopted by the Board of Trustees. Messrs. Regan (Chair), Sebastian and Ms. Renderos currently serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended August 31, 2014.

The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Portfolio in accordance with the Trust’s Valuation Procedures. Mr. Hanley serves on the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended August 31, 2014.

The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the Committee, to declare dividends and capital gain distributions consistent with the Portfolio’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Mr. Hollen. The Dividend Committee did not meet during the fiscal year ended August 31, 2014.

The Amortized Cost Committee is authorized to act for the Board of Trustees in connection with certain matters relating to the amortized cost procedures adopted by the Board in connection with the pricing of shares of the Trust’s Money Market Portfolio (which suspended operations as of the close of business on May 30, 2014) for purchase, redemption and exchange transactions. Due to the suspension of the Money Market Portfolio, there are currently no members of the Amortized Cost Committee. The Amortized Cost Committee did not meet during the fiscal year ended August 31, 2014.

The Nominating Committee is responsible for identifying, selecting and nominating candidates for election or appointment as members of the Board and recommending any appropriate changes to the Board for consideration. Messrs. Sebastian (Chairman), and Hollen, both of whom are Independent Trustees of the Trust, serve on the Nominating Committee. The Nominating Committee held one meeting during the fiscal year ended August 31, 2014.

The Product Development Committee oversees management’s process for research and development of new investment products to be offered by the Trust and for evaluation of the continuing appropriateness of the investment products currently offered by the Trust. Messrs. Hanley, Hollen, Oakland (Chair) and O’Rourke serve on the Product Development Committee. The Product Development Committee held four meetings during the fiscal year ended August 31, 2014.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Portfolio through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through GSAM, Callahan Credit Union Financial Services, LLLP (“CUFSLP”) and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Portfolio is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Portfolio is the responsibility of GSAM, CUFSLP or other service providers (depending on the nature of the risk) that carry out the Portfolio’s investment management and business affairs. Each of

GSAM, CUFSLP and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Portfolio’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from GSAM, CUFSLP or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Portfolio’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance findings and issues. The Board also relies on GSAM, CUFSLP and other service providers, with respect to the day-to-day activities of the Portfolio, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Portfolio’s independent registered public accounting firm to ensure that the Portfolio’s audit scope includes risk-based considerations as to the Portfolio’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Portfolio’s investments or activities.

Board Compensation

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2014.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expense	Total Compensation from Trust and Fund Complex(1)(2)(4)
Independent Trustees
James C. Barr(3)	$30,159	$0	$30,159
Robert M. Coen(3)	$26,047	$0	$26,047
Rudolf J. Hanley	$23,762	$0	$23,762
Stanley C. Hollen	$23,762	$0	$23,762
Gary Oakland	$24,676	$0	$24,676
Eugene A. O’Rourke	$30,616	$0	$30,616
James F. Regan	$26,047	$0	$26,047
Wendell A. Sebastian	$26,047	$0	$26,047

(1)	Effective as of the close of business May 30, 2014, the Portfolio has suspended operations and is not currently offering Investor Shares for sale.
(2)	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.
(3)	Messrs. Barr and Coen resigned as Trustees of the Trust immediately following the meeting of the Board of Trustees held on January 14, 2015.
(4)	Messrs. Barr, Coen, Hanley, Hollen, Oakland, O’Rourke, Regan and Sebastian voluntarily waived $1,238, $1,069, $975, $975, $1,013, $1,256, $1,069 and $1,069, respectively, in compensation during the fiscal year ended August 31, 2014.

Code of Ethics

The Trust, its Investment Adviser and its distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Portfolio.

ADVISORY AND OTHER SERVICES

Investment Adviser

As stated in the Prospectus, GSAM, 200 West Street, New York, New York 10282, acts as the Fund’s investment adviser. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs.

As investment adviser, GSAM continually manages the Portfolio, including the purchase, retention and disposition of securities and other assets. The advisory agreement provides that GSAM may render similar services to others so long as its services under such agreement are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, GSAM will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement or the transfer agency agreement. The advisory agreement provides further that the Fund will indemnify GSAM against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.

The advisory agreement will remain in effect with respect to the Portfolio until March 31, 2015, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding shares of the Portfolio (as defined under “Investment Restrictions”) or by a majority of the Trustees of the Fund; and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the advisory agreement or “interested persons” (as such term is defined inthe 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time with respect to the Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding shares of the Portfolio (as defined under “Investment Restrictions”) on 60 days’ written notice to GSAM or by GSAM on 60 days’ written notice to the Fund.

Expenses borne by the Portfolio include, subject to the limitations described in the Prospectus, the fees payable to GSAM, CUFSLP and BNYIS, the fees and expenses of the Fund’s transfer agent, custodian and Chief Compliance Officer, filing fees for the registration or qualification of Portfolio shares under federal and state securities laws, expenses of the organization of the Portfolio, the fees of any trade association of which the Fund is a member, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or loss arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Portfolio’s shareholders and regulatory authorities, and compensation and expenses of the Trustees.

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the following annual rates, as a percentage of the Portfolio’s average daily net assets:

Portfolio(s)	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2013
Money Market	0.20% on first
	$300 million,
	0.15% on remainder*	0.05%

*	Effective April 6, 2011, the Investment Adviser has voluntarily agreed to limit its advisory fee to 0.05% of the Portfolio’s average daily net assets through August 31, 2014. The difference between the stated fees and the actual fees paid reflect this limitation. The Investment Adviser may discontinue or modify this voluntary limitation in the future at its discretion. If this occurs, the Portfolio’s operating expenses may increase without shareholder approval. Prior to April 6, 2011, the Investment Adviser had voluntarily agreed to limit its advisory fee to 0.07% of the Portfolio’s average daily net assets.

For the fiscal years ended August 31, 2014, August 31, 2013 and August 31, 2012, the advisory fees paid to GSAM by the Portfolio were as follows:

	2014*	2013	2012
Money Market Portfolio	$118,324	$301,773+	$288,675+

+	Waived additional advisory fees in the amount of $88,743, $226,330 and $216,506, respectively, for such periods. Without waivers, the Money Market Portfolio would have paid advisory fees of $207,067, $528,103 and $505,181, respectively, for such periods.
*	Period from September 1, 2013 through May 30, 2014.

Conflicts of Interest. GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM and the Portfolio have adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of other accounts, see “Goldman Sachs Potential Conflicts of Interest for Trust for Credit Unions and Other Investment Company Accounts” below.

Distributor

Callahan Financial Services, Inc. (“CFS”), 1001 Connecticut Avenue, N.W., Suite 1001, Washington, DC 20036-5504, a Delaware corporation, serves as the distributor of the Fund. CFS, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

CFS has entered into a distribution agreement with the Fund to sell shares of the Portfolio upon the terms and at the current offering price described in the Prospectus. Shares of the Fund are offered and sold on a continuous basis by the distributor, acting as agent. CFS is not obligated to sell any certain number of shares of the Portfolio. Effective as of the close of business May 30, 2014, Portfolio has suspended operations and is not currently offering investor shares for sale.

Transfer Agent

BNYIS, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency services agreement dated as of January 14, 2008 (the “Transfer Agency Agreement”), under which BNYIS: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Fund’s Board of Trustees concerning the operations of the Fund. BNYIS may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of The Bank of New York Mellon Corporation. For the services provided pursuant to the Transfer Agency Agreement, BNYIS receives fees of $20.00 per account per year, subject to a base monthly fee of $3,000 per Portfolio. The Fund pays BNYIS certain additional fees for its services, including transaction charges, fees for voice response and Internet services, and certain out-of-pocket expenses.

For the last three fiscal years, the transfer agency fees paid to BNYIS by the Portfolio were as follows:

	2014*	2013	2012
Money Market Portfolio	$62,562	$50,656	$45,877

*	Period from September 1, 2013 through May 30, 2014.

Administration Services

As stated in the Prospectus, CUFSLP acts as administrator for the Fund. In carrying out its duties, CUFSLP has undertaken to: (a) review the preparation of reports and proxy statements to shareholders, the periodic updating of the Prospectus, this SAI and the

Registration Statement and the preparation of all other reports filed with the SEC; (b) periodically review the services performed by the Investment Adviser, the custodian, the distributor and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate; (c) negotiate changes to the terms and provisions of the Fund’s advisory agreement, the custodian agreement and the Transfer Agency Agreement, to the extent requested by the Trustees of the Fund; and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.

In addition, CUFSLP has undertaken to: (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle shareholder inquiries; (b) develop and monitor investor programs for credit unions; (c) provide assistance in connection with the processing of share purchase and redemption orders as reasonably requested by the transfer agent or the Fund; (d) inform GSAM in connection with the portfolio management of the Fund as to anticipated purchases and redemptions by shareholders and new investors; (e) provide information and assistance in connection with the registration of the Fund’s shares in accordance with state securities requirements; (f) make available and distribute information concerning the Fund to shareholders as requested by the Fund; (g) handle shareholder problems and calls relating to administrative matters; (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund; (i) provide assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Fund or the Fund’s independent accountants; (j) furnish stationery and office supplies; and (k) generally assist in the Fund’s operations.

As compensation for its services and its assumption of certain expenses, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Portfolio’s average daily net assets):

Portfolio	Fee
Money Market	0.10%

Effective April 8, 2011, CUFSLP has voluntarily agreed to waive its entire administration fee with respect to the Portfolio through August 31, 2015.

For the last three fiscal years, the administration fees earned by CUFSLP were as follows:

	2014*		2013		2012
Money Market Portfolio	$0	**	$0	**	$0	**

*	Period from September 1, 2013 through May 30, 2014.
**	Waived additional administration fees in the amount of $139,236, $150,887 and $37,859, respectively.

The administration agreement will remain in effect until March 31, 2015, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees; and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding shares of the Portfolio (as defined under “Investment Restrictions”) on 60 days’ written notice to CUFSLP or by CUFSLP on 60 days’ written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940 Act).

The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.

The credit unions listed below are currently the limited partners with equal interests in CUFSLP. As of September 30, 2014, these credit unions had total assets of approximately $111 billion from 22 different states.

John Fenton, President

Affinity Federal Credit Union

Dave Larson, President

Affinity Plus Federal Credit Union

J. David Osborn, President

Ron Kampwerth, Chief Financial Officer

Anheuser-Busch Employees Credit Union

Merrill Mann, President

APCO Employees Credit Union

Douglas Ferraro, President

Bellco Credit Union

Benson Porter, President

Kathy Elser, Chief Financial Officer

Boeing Employees Credit Union

Mark Spenny, Chief Executive Officer

Citizens Equity First Credit Union

Chuck Purvis, Chief Executive Officer

Coastal Federal Credit Union

Dennis Pierce, President

Richard Baumgartner, Chief Financial Officer

Community America Credit Union

Jim Regan, President

Digital Federal Credit Union

Scott Winwood, President

First Choice America Community Federal Credit Union

Gregory Mitchell, President/Chief Executive Officer

First Technology Credit Union

Joseph Brancucci, Chief Executive Officer

Brad Baker, Chief Financial Officer

GTE Federal Credit Union

Donna Bland, President/Chief Executive Officer

The Golden 1 Credit Union

Mark Cochran, President and Chief Executive Officer

Jeanne D’Arc Credit Union

David Snodgrass, President

Brian McVeigh, Chief Financial Officer

Lake Trust Credit Union

Tom Ryan, President and Chief Executive Officer

Greg Manweiler, Vice President Finance

Langley Federal Credit Union

Maurice Smith, President

Local Government Federal Credit Union

Douglas M. Allman, President

Rhonda Bazey, Vice President-Finance

NASA Federal Credit Union

Rick Wieczorek, Jr., President/Chief Executive Officer

NIH Federal Credit Union

Terry Laudick, President

New Mexico Educators Federal Credit Union

Brad Beal, President

Paul Parrish, Sr. Vice President

One Nevada Federal Credit Union

Erin Mendez, President

Patelco Credit Union

Wayne Bunker, President

Provident Credit Union

Stephen Hennigan, President

San Antonio Federal Credit Union

Bill Cheney, President

SchoolsFirst Federal Credit Union

Doug Samuels, President

Tom Baldwin, Chief Financial Officer

Space Coast Credit Union

Thomas Dorety, President/Chief Executive Officer

Julie Renderos, Executive Vice President/Chief Financial Officer

Suncoast Credit Union

Paul Marsh, Chief Executive Officer

Teachers Credit Union

Stephanie Sherrodd, President/Chief Executive Officer

Texas Dow Employees Credit Union

Barry Nelson, Chief Executive Officer

Travis Federal Credit Union

Rich Helber, President

Ralph Cheplak, Chief Financial Officer

Tropical Financial Credit Union

Greg Gallant, President

Tulsa Federal Employees Credit Union

Tony Budet, President

Yung Tran, Chief Financial Officer

University Federal Credit Union

Tyrone Muse, President

Ken Burt, Chief Financial Officer

Visions Federal Credit Union

Doug Fecher, President and Chief Executive Officer

Wright-Platt Credit Union, Inc.

BNYIS also provides certain administrative, fund accounting and regulatory administration services to the Fund pursuant to an administration and accounting services agreement dated as of January 14, 2008. For its services under the administration and accounting services agreement, effective February 1, 2013, BNYIS is entitled to receive fees at the following annual rates as a percentage of the Portfolio’s aggregate average net assets: 0.035% of up to the first $200 million of aggregate average net assets, 0.30% of aggregate average net assets from $200 million to $500 million, 0.25% of aggregate average net assets from $500 million to $1 billion, and 0.02% of aggregate average net assets in excess of $1 billion, subject to an aggregate minimum annual base fee of $75,000. BNYIS also is entitled to receive certain fees for services in connection with compliance support and regulatory filings and receives reimbursement for certain out-of-pocket expenses. For the period April 1, 2012 through January 31, 2013, BNYIS was entitled to receive fees at the annual rate of 0.0206% of the Portfolio’s average daily net assets. Prior to April 1, 2012, BNYIS was entitled to receive fees at the annual rate of 0.02% of the Portfolio’s average daily net assets. In addition, for the period October 1, 2012 through January 31, 2013, there was a minimum base fee of $36,050 for the Portfolio and prior to October 1, 2012, there was a minimum annual base fee of $10,300 for the Portfolio.

For the fiscal years ended August 31, 2014, August 31, 2013 and August 31, 2012, the accounting and administration fees earned by BNYIS were as follows:

	2014*	2013	2012
Money Market Portfolio	$23,097	$45,985	$39,380

*	Period from September 1, 2013 through May 30, 2014.

Custodian

The Bank of New York Mellon (the “Custodian”), located One Wall Street, New York, New York 10286, is the custodian of the Fund’s assets pursuant to a custodian services agreement between PFPC Trust Company and the Fund dated January 14, 2008 as assigned to the Custodian effective January 24, 2011 (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio’s securities; and (e) makes periodic reports to the Fund’s Board of Trustees concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.

As compensation for its services under the Custodian Agreement, the Custodian is entitled to a fee, payable monthly, calculated at the annual rate of 0.005% of the first $500 million of the Portfolio’s average daily gross assets, and .004% of the Portfolio’s average gross assets exceeding $500 million. The Fund also pays the Custodian certain transaction fees and reimburses the Custodian for certain out-of-pocket expenses.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP serves as the Portfolio’s independent registered public accounting firm. In addition to audit services, Tait Weller & Baker LLP reviews the Portfolio’s federal and state tax returns, and provides assistance on accounting, internal control and related matters.

PORTFOLIO TRANSACTIONS

In connection with portfolio transactions for the Fund, which are generally done at a net price without a broker’s commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security), the Fund’s advisory agreement provides that GSAM shall attempt to obtain the best net price and the most favorable execution. On occasions when GSAM deems the purchase or sale of a security to be in the best interests of the Portfolio as well as its other customers (including any other Portfolio or other investment company or advisory account for which GSAM acts as investment adviser), the advisory agreement provides that GSAM, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by GSAM in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for the Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits GSAM, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.

The Portfolio is prohibited, in accordance with Rule 12b-1 under the 1940 Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Fund’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Fund’s portfolio transactions effected through another broker or dealer. However, the Portfolio may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Fund if the Fund’s Board of Trustees approves policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Fund shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Fund to direct portfolio securities transactions to a broker or dealer that promotes or sells shares of the Fund subject to the prohibitions that: (a) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Fund or any other registered investment company, and (b) the Fund, GSAM, and CFS, as the Fund’s distributor, may not enter into any agreement or understanding under which the Fund or GSAM directs, or is expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Fund or any other registered investment company. It is anticipated that the Fund will not direct its portfolio securities transactions to a broker or dealer that promotes or sells shares issued by the Fund, except for portfolio securities transactions with Goldman Sachs (or its affiliates) pursuant to an exemptive order (or orders) issued by the SEC.

During the period from September 1, 2013 through May 30, 2014, the Portfolio acquired and sold securities issued by the following entities, which were the Portfolio’s regular broker-dealers as defined in Rule 10b-1 under the 1940 Act, or their parents: BNP Paribas Securities Corp., Barclays Capital Inc., and Deutsche Bank Securities Inc. As of August 31, 2014, the Portfolio did not have any assets and thus did not hold any securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

GOLDMAN SACHS POTENTIAL CONFLICTS OF INTEREST FOR

TRUST FOR CREDIT UNIONS AND OTHER

INVESTMENT COMPANY ACCOUNTS

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Portfolio

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Portfolio), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Portfolio may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings, including on behalf of the Portfolio, may affect the Portfolio in ways that may disadvantage or restrict the Portfolio and/or benefit Goldman Sachs or other Accounts.

The following are descriptions of certain conflicts and potential conflicts that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, and on behalf of the Portfolio. They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Portfolio shares. A copy of Part 1 and Part 2 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Investment Adviser’s Form ADV will be provided to shareholders or prospective shareholders upon request.

Other Activities of Goldman Sachs, the Sale of Portfolio Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Portfolio, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Portfolio. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Portfolio in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Portfolio. To the extent permitted by applicable law, Goldman Sachs and the Portfolio may make payments to authorized dealers and other financial intermediaries and to salespersons (collectively, “Intermediaries”) from time to time to promote the Portfolio. These payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs. These payments may create an incentive for a particular Intermediary to highlight, feature or recommend the Portfolio.

Allocation of Investment Opportunities Among the Portfolio and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Portfolio and may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Portfolio. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Portfolio, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Portfolio. The simultaneous management of Accounts that pay greater fees or other compensation and the Portfolio may create a conflict of interest as the Investment Adviser may have an incentive to favor Accounts with the potential to receive greater fees. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Portfolio may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. These policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Portfolio does not.

Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions for the Portfolio and other Accounts by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Portfolio) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management”) of the Investment Adviser’s Form ADV.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all Accounts or pro rata among Accounts where they are employed, even if the opportunity or strategy is consistent with the objectives of such Accounts.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

Notwithstanding anything in the foregoing, the Portfolio may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates. Such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in the Portfolio, or such other persons or entities as determined by Goldman Sachs in its sole discretion. The Portfolio will have no rights and will not receive any compensation related to such opportunities.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Portfolio Shares

Goldman Sachs and its personnel have interests in promoting sales of Portfolio shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Portfolio shares over interests in other Accounts.

Management of the Portfolio by the Investment Adviser

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the

Portfolio with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Portfolio or acquire certain positions on behalf of the Portfolio, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Portfolio. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Portfolio.

Valuation of the Portfolio’s Investments

The Investment Adviser, while not the primary valuation agent of the Portfolio, performs certain valuation services related to securities and assets in the Portfolio. The Investment Adviser values securities and assets in the Portfolio according to its valuation policies and may value an identical asset differently than another division or unit within Goldman Sachs or another Account values the asset, including because such other division or unit or Account has information regarding valuation techniques and models or other information that it does not share with the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may face a conflict with respect to such valuations as they affect the Investment Adviser’s compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser’s decisions and actions on behalf of the Portfolio may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Portfolio. The extent of Goldman Sachs’ activities in the global financial markets may have potential adverse effects on the Portfolio. Goldman Sachs, the clients it advises, and its personnel have interests in and advise Accounts which have investment objectives or portfolios similar to or opposed to those of the Portfolio, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Portfolio. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Portfolio invest, and may negatively affect the Portfolio or the prices or terms at which the Portfolio’s transactions may be effected. For example, Accounts may engage in a strategy while the Portfolio is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Portfolio. The Portfolio and Goldman Sachs may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Portfolio. Accounts may also invest in or extend credit to different classes of securities or different parts of the capital structure of the same issuer and classes of securities that are subordinate or senior to, securities in which the Portfolio invests. As a result, Goldman Sachs and the Accounts may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, with respect to a particular issuer in which the Portfolio has invested. The Portfolio could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Portfolio’s use of, small capitalization, emerging market, distressed or less liquid strategies.

Goldman Sachs and its personnel may make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Portfolio. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Portfolio any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Portfolio and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs may, on behalf of other Accounts and in accordance with its management of such Accounts, implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Portfolio. The relative timing for the implementation of investment decisions or strategies among Accounts and the Portfolio may disadvantage the Portfolio. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Portfolio receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Portfolio to invest in securities, bank loans or other obligations of companies affiliated with Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divesting of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investments in and activities with respect to such companies.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Portfolio) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, the portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management team currently bases its trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Portfolio may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Portfolio in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Portfolio, the Portfolio may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Portfolio

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Portfolio, may enter into transactions in securities and other instruments with or through Goldman Sachs, and may cause the Portfolio to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Portfolio on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Portfolio. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Any principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law (which may include disclosure and consent).

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Portfolio or issuers of securities held by the Portfolio. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Portfolio will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and may take commercial steps in its own interests in connection with providing such services that negatively affect the Portfolio. For example, Goldman Sachs may require repayment of all or part of a loan at any time and from time to time or cause the Portfolio to default, liquidate their assets or redeem positions more rapidly (and at significantly lower prices) than might otherwise be desirable. In addition, due to its access to and knowledge of the Portfolio, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Portfolio in a manner that may be adverse to the Portfolio. Goldman Sachs may also derive benefits from providing services to the Portfolio, which may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

To the extent permitted by applicable law, Goldman Sachs may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Portfolio, or with respect to underlying securities or assets of the Portfolio, or which may be otherwise based on or seek to replicate or hedge the performance of the Portfolio. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Portfolio.

Goldman Sachs may make loans or enter into asset-based or other credit facilities or similar transactions that are secured by a client’s assets or interests, including Portfolio shares, interests in an Account or assets in which the Portfolio or an Account has an interest. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the Account and which may in turn adversely affect the Portfolio (e.g., the Portfolio holding the same type of security that is providing the credit support to the borrower Account may be disadvantaged when the borrower Account liquidates assets in response to an action taken by Goldman Sachs).

Code of Ethics and Personal Trading

The Fund and Goldman Sachs, as the Portfolio’s Investment Adviser, have adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Portfolio, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Portfolio. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolio, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, proxy voting decisions made by the Investment Adviser with respect to securities held by the Portfolio may benefit the interests of Goldman Sachs and Accounts other than the Portfolio.

Potential Limitations and Restrictions on Investment Opportunities and Activities of the Investment Adviser and the Portfolio

The Investment Adviser may restrict its investment decisions and activities on behalf of the Portfolio in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk or disadvantage to Accounts, including the Portfolio, and Goldman Sachs. As a result, the Investment Adviser might not engage in transactions for the Portfolio in consideration of Goldman Sachs’ activities outside the Portfolio (e.g., the Investment Adviser may refrain from making investments for the Portfolio that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). In addition, the Investment Adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Portfolio. The Investment Adviser may also limit the activities and transactions engaged in by the Portfolio, and may limit its exercise of rights on behalf of or in respect of the Portfolio, for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on behalf of the Portfolio, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of or in respect of the Portfolio could affect Goldman Sachs, the Investment Adviser or their activities.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolio, their affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the

Investment Adviser in the investment decision-making process. As a result, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.

Brokerage and research services may be used to service the Portfolio and any or all other Accounts, including in connection with Accounts other than those that pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, the brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Portfolio based on the amount of commissions paid by the Portfolio in comparison to such other Accounts. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security for multiple clients (sometimes called “bunching”) (including Accounts that are proprietary to Goldman Sachs), so that the orders can be executed at the same time. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally. In addition, under certain circumstances trades for the Portfolio may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order is completely filled, the Investment Adviser generally will allocate the securities purchased or proceeds of sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

TAXATION

The following is a summary of the principal U.S. federal income, and certain state and local, tax consequences applicable to the Fund and its Portfolio. This summary does not address special tax rules applicable to state and federally chartered credit unions. Each prospective shareholder is urged to consult its own tax adviser with respect to the specific federal, state and local tax consequences of investing in the Portfolio. The summary is based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and such changes may be retroactive.

General

The Portfolio is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Portfolio generally is exempt from U.S. federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of: (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Portfolio intends to comply with these requirements. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year the Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local

Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

AMORTIZED COST VALUATION

As stated in the Prospectus, the Portfolio seeks to maintain a NAV of $1.00 per share and, in this regard, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method values a security at its cost on the date of acquisition and thereafter assumes a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity that uses available indications of market value to value its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if it purchased shares of the Portfolio on that day, than would result from investment in a portfolio utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Trustees, in supervising the Fund’s operations and delegating special responsibilities involving portfolio management to GSAM, are obligated, as a particular responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio’s investment objective, to stabilize the NAV of the Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees’ procedures include periodically monitoring the difference (the “Market Value Difference”) between the amortized cost value per share and the NAV per share based upon available indications of market value, considering whether steps should be taken in the event such Market Value Difference exceeds 1/2 of 1%, and the taking of such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, canceling shares without monetary consideration, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. Available indications of market value used by the Fund consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments; and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

In order to continue to use the amortized cost method of valuation for its investments, the Portfolio must comply with Rule 2a-7. See “Investment Restrictions.”

Generally, the maturity of an instrument held by the Portfolio shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features that satisfy certain regulatory requirements may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a floating rate of interest may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in more than thirteen months, that is subject to a demand feature, may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (e) an instrument with a floating rate of interest, the principal of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity of one day; (f) an instrument with a floating rate of interest the principal amount of which is scheduled to be paid in more than thirteen months, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; (g) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities; and (h) investment in another money market fund may be treated as having a maturity equal to the period of time within which the acquired money market fund is required to make payment upon redemption, unless the acquired money market fund has agreed in writing to provide redemption proceeds within a shorter time period, in which case the maturity of such investment may be deemed to be the shorter period.

OTHER INFORMATION REGARDING NET ASSET VALUE

As used in the Prospectus and this SAI, for purposes of processing purchase, redemption and exchange orders, the term “business day” refers to those days the New York Stock Exchange is open, which are Monday through Friday except for holidays (in the case of the Portfolio, holidays include days on which Chicago, Boston or New York Banks are closed for local holidays). For the year 2015, such holidays are: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. On those days when one of such organizations closes early, the Fund reserves the right to advance the time on that day by which purchase and redemption requests must be received to become effective, provided that the current NAV of each share shall be computed at least once on such days.

The proceeds received by the Portfolio from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Portfolio or class of shares of the Portfolio and constitute the underlying assets of the Portfolio or class of shares. The underlying assets of the Portfolio or class of shares will be segregated on the books of account, and will be charged with the liabilities in respect of the Portfolio or class of shares and with a share of the general liabilities of the Fund. Expenses of the Fund with respect to the Portfolio or classes of shares are generally allocated in proportion to the NAVs of the Portfolio or classes of shares except where allocations of direct expenses can otherwise be fairly made.

DESCRIPTION OF SHARES

The Declaration of Trust provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration of Trust and to have become a party thereto. As mentioned in the Introduction, the Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, to designate such shares as interests in one or more separate series representing interests in different investment portfolios, and to designate one or more classes of shares of such series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in two separate classes of shares of the Portfolio: TCU Shares and Investor Shares. TCU Shares are discussed in a separate Statement of Additional Information.

The Trustees have the right to establish investment portfolios and classes of shares in addition to those heretofore established. Under the terms of the Declaration of Trust, each share of each series has a par value of $.001, represents an equal proportionate interest in a particular investment portfolio with each other share of that investment portfolio (subject to the rights and preferences with respect to separate classes of shares of that investment portfolio) and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. Upon liquidation of an investment portfolio, shareholders thereof are entitled to share pro rata in the net assets belonging to that investment portfolio available for distribution. Shares are freely transferable and do not entitle the holder to preference, preemptive appraisal, dissenters’, conversion or exchange rights, except as the Trustees may determine with respect to any investment portfolio or class of shares. Investor Shares, when issued as described in the Prospectus, are fully paid and non-assessable, except as expressly set forth below. In the interest of economy, certificates representing Fund shares are not issued.

As a general matter, the Fund does not hold annual or other meetings of shareholders. This is because the Declaration of Trust provides for shareholder voting only for the election of Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee holds office until the Trust terminates, except in the case of his or her death, retirement, resignation, general removal, bankruptcy or removal for incompetence or other incapacity to perform the duties of the office of a Trustee.

Any Trustee may be removed by the shareholders with or without cause at any time by vote of those shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee, or for any other matter, when requested in writing to do so by the holders of record of not less than 10% of the outstanding shares required to vote at such meeting.

In addition to Trustee election or removal as described herein, the Declaration of Trust provides for shareholder voting only: (a) with respect to any matter as to which shareholder approval is required by the 1940 Act; (b) with respect to any termination or reorganization of the Fund or the Portfolio or class or shares to the extent and as provided in the Declaration of Trust; (c) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or the name of any investment portfolio or class of shares; adding to the Trustees’ duties and powers or the Trustees surrendering any rights or powers given to them herein; curing any ambiguity, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or making any other provisions with respect to matters or questions arising thereunder which will not be inconsistent with the provisions thereof eliminating or modifying any provision thereof which (i) incorporates, memorializes or sets forth an existing requirement imposed by or under any U.S. federal or state statute or any rule, regulation or interpretation thereof or thereunder; or (ii) any rule, regulation, interpretation or guideline of any federal or state agency, now or hereafter in effect, including without limitation requirements set forth in the 1940 Act, to the extent any change in applicable law liberalizes, eliminates or modifies any requirements; and making any other change that does not impair the exemption from personal liability of the Fund’s shareholders, Trustees, officers, employees and agents or any voting rights or other rights of shareholders prescribed by U.S. and federal laws; and to the extent deemed necessary by the Trustees to conform the Declaration of Trust to the requirements of applicable U.S. federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or if requested or required to do so, by any U.S. federal agency or by a state Blue Sky commissioner or similar official; (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or any Portfolio or the shareholders of either; and (e) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-Laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable.

Under Massachusetts law, there is a possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Declaration of Trust provides for indemnification out of Fund property of any shareholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a shareholder of the Fund and not because of such shareholder’s acts or omissions or for some other reason. The Declaration of Trust also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of shareholders, either (a) each share of the Portfolio or class of shares is entitled to one vote, with fractional shares being entitled to proportionate fractional votes, or (b) each dollar of net asset value (number of shares owned times net asset value per share of the Portfolio or class of shares) shall be entitled to one vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shares do not have cumulative voting rights. The Declaration of Trust provides that on any matter submitted to a vote of the shareholders, all shares entitled to vote, irrespective of investment portfolio or class of shares, shall be voted in the aggregate and not by investment portfolio or class except that: (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or is required by attributes applicable to any investment portfolio or class of shares or is required by any Rule 12b-1 plan, such requirements as to a separate vote by the investment portfolio or share class shall apply in lieu of the aggregate voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios or classes of shares, then subject to (c) below, the shares of all other investment portfolios shall vote as a single investment portfolio; and (c) as to any matter which does not affect the interest of a particular investment portfolio, only shareholders of the affected investment portfolio shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

Control persons are presumed to control the Portfolio for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Portfolio’s outstanding voting securities. The Portfolio does not currently have any shares outstanding.

INCOME

Substantially all of the net investment income (determined on a tax basis) of the Portfolio will be declared as a dividend on each day. Over the course of the fiscal year, dividends accrued and paid will constitute substantially all of the Portfolio’s net investment income. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will generally increase and as interest rates decline, dividends will generally be reduced).

Net investment income of the Portfolio or class of shares (from the time of the immediately preceding determination thereof) consists of: (i) interest accrued or discount accreted (including both original issue and market discount) on the assets of the Portfolio or class of shares and any general income of the Fund allocated to the Portfolio or class of shares less (ii) the sum of the amortization of market premium and the estimated expenses of the Portfolio or class of shares.

The net investment income of the Portfolio or classes of shares is determined by BNYIS on a daily basis. On days on which NAV is calculated, this determination is made immediately prior to the calculation of the Portfolio’s or classes of shares’ NAV.

Payment of dividends with respect to net investment income will be paid on the last calendar day of each month in additional shares of the Portfolio or class of shares at the NAV per share on such day, unless cash distributions are elected, in which case payment will be made by Federal Reserve wire on the first business day of the succeeding month.

Pursuant to the provisions of the Code, the Portfolio intends to distribute substantially all of its net investment company taxable income each year. The amount of these income distributions to shareholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

OTHER INVESTMENT PRACTICES AND SECURITIES

U. S. Government Securities

The Portfolio may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the U.S. Treasury, (b) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (c) only the credit of the issuer.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

U.S. Government Securities include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the 1940 Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

Custodial Receipts

The Portfolio may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

Bank Obligations

The Portfolio may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers’ acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Obligations of foreign branches of U.S. banks include fixed time deposits. Generally, fixed time deposits are not payable until maturity but may permit early withdrawal subject to penalties, which vary depending upon market conditions and the remaining maturity of the obligations.

The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations or that deposits may be seized or nationalized.

Repurchase Agreements

The Portfolio may enter into repurchase agreements with securities dealers and banks. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Portfolio’s acquisition of the securities and normally would be within a shorter period of time. The Portfolio generally intends to enter into repurchase agreements that terminate within seven days’ notice by the Portfolio. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio’s money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, GSAM will require the seller to maintain the value of the securities subject to the agreement in an amount that equals or exceeds the repurchase price.

For purposes of the 1940 Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the securities. It is not clear whether for other purposes a court would consider the securities purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Portfolio does not have a perfected security interest in the securities, the Portfolio may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolio utilizes custodians and subcustodians that GSAM believes follow customary securities industry practice with respect to repurchase agreements; however, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case the Portfolio may not recover the full amount it paid for the securities.

The Portfolio that enters into a repurchase agreement bears the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Portfolio, together with other registered investment companies having management agreements with GSAM or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Zero Coupon Securities

The Portfolio may purchase zero coupon securities as described in the Prospectus that are issued at a discount to their face value. The zero coupon securities will not have maturity dates of more than ten years from the settlement date. The discount approximates the total amount of interest the securities will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

When-Issued Transactions

The Portfolio may purchase or sell securities in when-issued transactions. In when-issued transactions, the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that the Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if the Portfolio set aside cash to satisfy its purchase commitment. However, the Portfolio will segregate liquid assets at least equal in value to commitments for when-issued securities. When the Portfolio engages in a commitment to purchase or sell securities, the Portfolio relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous.

Federal Funds

The Portfolio may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations thereunder. The Portfolio’s federal funds loans must also meet the following requirements: (a) the accounts of the borrowing bank must be insured by the Federal Deposit Insurance Corporation; (b) the interest received from the loan must be at the market rate for federal funds transactions; and (c) the transaction must either have a maturity of one or more business days or the Portfolio must be able to require repayment at any time.

Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Federal funds are funds held by a regional Federal Reserve Bank for the account of a Fed Member Bank. A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a “depository institution” or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolio’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s holdings.

Cyber Security Risk

The Portfolio and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Portfolio to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber attacks. Cyber security breaches affecting the Portfolio or its Investment Adviser, Administrator, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolio. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Portfolio’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio to regulatory fines or financial losses and/or cause reputational damage. The Portfolio may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Portfolio may invest, which could result in material adverse consequences for such issuers and may cause the Portfolio’s investment in such companies to lose value.

INVESTMENT RESTRICTIONS

Except as stated in this section or elsewhere in the Prospectus or this SAI, all investment policies of the Portfolio are non-fundamental and may be changed without shareholder approval.

The investment objective of the Portfolio as stated in the Prospectus is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio as described below. In addition, the Fund has adopted the following enumerated fundamental investment restrictions, none of which may be changed with respect to the Portfolio without the approval of the holders of a majority of the outstanding shares of the Portfolio as described below. The Fund may not:

(1) Invest the Portfolio in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of the Portfolio’s investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by the Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers’ acceptances, bank repurchase agreements and other obligations issued or guaranteed by banks (except commercial paper). Note: The current position of the staff of the SEC is that the Portfolio may reserve freedom of action to concentrate in bank obligations and that the exclusion with respect to bank instruments referred to above may only be applied to instruments of domestic banks. For this purpose, the staff also takes the position that foreign branches of domestic banks may, if certain conditions are met, be treated as domestic banks. The Fund intends to consider only obligations of domestic banks (as construed to include foreign branches of domestic banks to the extent they satisfy the above-referenced conditions) to be within this exclusion until such time, if ever, that the SEC staff modifies its position.

(2) Invest the Portfolio in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of the Portfolio’s total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of the total assets of the Portfolio may be invested in repurchase agreements, certificates of deposit, bankers’ acceptances, time deposits and federal funds without regard to such 5% limitation; and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

(3) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of the Portfolio; and (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of the Portfolio.

(4) Borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of the Portfolio’s net assets.

(5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

(6) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts.

(8) Purchase any voting securities except of investment companies (closed-end investment companies) solely to the extent permitted by the 1940 Act, or invest in companies for the purpose of exercising control or management. Subject to certain exceptions, the 1940 Act contains a prohibition against the Fund’s investing more than 5% of its total assets in the securities of another investment company, investing more than 10% of its assets in securities of such investment company and all other investment companies or purchasing more than 3% of the total outstanding voting stock of another investment company.

(9) Act as an underwriter of securities.

(10) Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein; or (b) purchasing securities on a when-issued or forward commitment basis.

(11) Purchase any security for the Portfolio that is restricted as to disposition under federal securities laws (foreign securities traded only in foreign markets are not regarded as restricted).

(12) Purchase any security on margin (except for forward commitment or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

(13) Make short sales of securities or maintain a short position.

(14) Write, purchase or sell puts, calls or combinations thereof.

The Portfolio must also comply, as a non-fundamental policy, with Rule 2a-7 under the 1940 Act. While a detailed and technical rule, Rule 2a-7 has four basic requirements: portfolio maturity, portfolio quality, portfolio diversification and portfolio liquidity.

Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security held by the Portfolio not exceed 397 days and that the Portfolio’s average portfolio maturity and average portfolio life not exceed 60 days or 120 days, respectively.

Portfolio quality. A money market fund may only invest in First Tier and Second Tier Securities (as defined by Rule 2a-7). The Portfolio, as a matter of non-fundamental policy, only invests in First Tier Securities. Securities which are rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO are “First Tier Securities.” Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier Securities are “Second Tier Securities.” Unrated securities may also be First Tier or Second Tier Securities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include Standard & Poor’s Ratings Service, Moody’s Investors Service and Fitch Ratings. For a description of their rating categories, see Appendix A.

Portfolio diversification. The Portfolio may not invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such obligations and securities subject to a guarantee or unconditional demand feature (as defined by Rule 2a-7). The Portfolio may, however, invest up to 25% of its total assets in the First Tier Securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. Investment by the Portfolio in guarantees and demand features is subject to further diversification requirements. Subject to certain exceptions, immediately after the acquisition of a guarantee or demand feature or a security subject to a guarantee or demand feature, the Portfolio, with respect to 75% of its total assets, may not have invested more than 10% of its total assets in securities issued by or subject to guarantees and demand features from the same person. Adherence by the Portfolio to the requirements of Rule 2a-7, which is not fundamental and may be changed in the future without shareholder vote, is considered to be adherence to the requirements of Investment Restriction No. (2) above.

Portfolio liquidity. The Portfolio is required to maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, the Portfolio: (i) must hold at least 10% of its total assets in “daily liquid assets” (consisting of cash, direct obligations of the U.S. Government and securities that will mature or are subject to a demand feature that is exercisable and payable within one business day); and (ii) must hold at least 30% of its total assets in “weekly liquid assets” (consisting of cash, direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days). The Portfolio may not acquire an illiquid security if, after the purchase, more than 5% of the Portfolio’s total assets would consist of illiquid securities.

“Value” for the purposes of all investment restrictions shall mean the value used in determining the Portfolio’s NAV.

For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.

Borrowings by the Fund (if any) are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If, due to market fluctuations or other reasons, the total assets of the Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of the Portfolio in accordance with the 1940 Act. No purchases of securities will be made if borrowings exceed 5% of the value of the Portfolio’s assets.

The prohibition against short sales and short positions does not include transactions sometimes referred to as “short sales against the box” where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

As used in the Prospectus and this SAI with respect to a change in investment objective or fundamental investment restrictions, the approval of an investment advisory agreement or the approval of a distribution agreement, the term “majority of the outstanding shares” of either the Fund or the Portfolio means the vote of the lesser of (a) 67% or more of the shares of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund or the Portfolio.

As stated in the Prospectus, investments purchased by the Portfolio before January 1, 1998 (the effective date of certain amendments to the Rules and Regulations of the NCUA) will be governed by the Rules and Regulations in effect when purchased, and the Portfolio may continue to hold such investments after such date subject to compliance with such former Rules and Regulations. Among other things, prior to January 1, 1998, the Portfolio could also purchase a stripped mortgage-backed security to reduce the interest rate risk of its holdings.

CALCULATION OF PERFORMANCE QUOTATIONS

From time to time, quotations of the Portfolio’s “yield” and “effective yield” may be included in advertisements or communications to shareholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund’s distributors on behalf of the Portfolio. The performance figures are based on historical earnings and are not intended to indicate future performance. Yield and total return data will be calculated separately for TCU Shares and Investor Shares. These performance figures are calculated in the following manner.

Yield – the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

Effective Yield – the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7]-1. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Portfolio will vary based on changes in market conditions, the level of interest rates and the level of the Portfolio’s expenses.

In addition, the Portfolio may quote from time to time its total return in accordance with SEC regulations.

DISTRIBUTION PLAN FOR INVESTOR SHARES

As described in the Prospectus, the Trust has adopted, on behalf of Investor Shares of the Portfolio, a distribution plan (the “Plan”). See “Distribution and Service Fees – What are the distribution and service fees paid by the Fund’s Investor Shares?” in the Prospectus. The fees payable under the Plan are subject to Rule 12b-1 under the 1940 Act and finance distribution and/or administrative support services that are provided to investors in the Portfolio.

The Plan for the Portfolio’s Investor Shares was approved on March 23, 2012 by vote of a majority of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of approving the Plan.

The compensation for distribution and/or administrative support services payable under the Plan to CFS may not exceed 0.25% per annum of the Portfolio’s average daily net assets attributable to Investor Shares of the Portfolio. The Fund currently does not charge Plan fees on the assets attributable to Investor Shares of the Portfolio.

The Plan is a compensation plan which provides for payment of a specified fee without regard to the expenses actually incurred by CFS. If such fee exceeds CFS’ expenses, CFS may realize a profit from these arrangements. Under the Plan, CFS may also make periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants and estate planning firms (each a “Distribution/Service Organization”) with respect to the Portfolio’s Investor Shares beneficially owned by customers for whom the Distribution/Service Organization is the Distribution/Service Organization of record.

Payments to CFS under the Plan may also be used by CFS to compensate Distribution/Service Organizations for administrative support services provided to their customers who are the record or beneficial owners of Investor Shares of the Portfolio. These administrative and support services may include but are not limited to: (i) processing dividend and distribution payments for the Fund on behalf of its customers; (ii) providing periodic statements to customers showing their positions in Investor Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries; (v) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (vi) forwarding to customers proxy statements and proxies containing any proposals regarding the Plan; (vii) providing customers with a service that invests assets of their accounts in Investor Shares pursuant to specific or pre-authorized instructions;

(viii) establishing and maintaining accounts and records relating to transactions in Investor Shares; (ix) assisting customers in changing dividend or distribution options, account designations and addresses; or (x) other similar services requested by the Fund.

The Plan will remain in effect until March 31, 2015 and from year to year thereafter, provided that such continuance is approved annually by a majority of the Board of Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, cast in person at a meeting called for the purpose of voting on the approval of the Plan.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Fund has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of the Fund’s shareholders and to address the conflicts between the interests of shareholders and the Fund’s service providers. The policy provides that neither the Portfolio nor any of the Fund’s officers or Trustees, nor the Investment Adviser, the Fund’s distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Portfolio’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Portfolio’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Portfolio nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Fund’s Chief Compliance Officer. Disclosure to providers of auditing, custody, and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, investors and intermediaries that sell shares of the Fund) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Portfolio has a legitimate business purpose for doing so and ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates; CFS and CUFSLP; BNYIS; the Fund’s independent registered public accounting firm, Tait Weller & Baker LLP; the Fund’s custodian, The Bank of New York Mellon; the Fund’s legal counsel, Drinker Biddle & Reath LLP; the Fund’s financial printer, R.R. Donnelley; and independent legal counsel to the Fund’s Independent Trustees, Nisen & Elliott. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Portfolio only with the permission of Fund Representatives that have been approved by the Board of Trustees. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with the Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Fund publishes on its website (www.trustcu.com) month-end selected portfolio holdings information for the Portfolio, which may include asset allocation or sector/sub-sector allocation, credit quality/issuer allocation and average maturity or duration, subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. The Fund publishes on its website Portfolio holdings information within five business days after month-end for a period of not less than six months.

Under the policy, the Chief Compliance Officer will periodically supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this SAI, only the Chief Compliance Officer is authorized to disclose portfolio holdings information.

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC.

The Registration Statement including the exhibits filed therewith may be examined at the offices of the SEC in Washington, D.C. Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.

FINANCIAL STATEMENTS

The financial statements and related report of Tait, Weller & Baker LLP, an independent registered public accounting firm contained in the Portfolio’s 2013 Annual Report for the fiscal year ended August 31, 2013 (the “Annual Report”) are hereby incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of the Annual Report are incorporated herein by reference herein Copies of the Annual Report accompany or have preceded this SAI and may be obtained without charge by writing to Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Ave., N.W., Suite 1001, Washington, DC 20036 or by calling the Fund at (800) DIAL TCU (800-342-5828) or CFS at (800) 237-5678 or on the Fund’s website, www.trustcu.com.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS1

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

[1]	The ratings systems described herein are believed to be the most recent ratings systems available from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch, Inc./Fitch Ratings Ltd. at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.

A-1

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

A-2

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

A-3